Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS FOURTH QUARTER
AND FULL YEAR 2011 RESULTS

NEW YORK, NY, January 25, 2012—Cohen & Steers, Inc. (NYSE: CNS) reported income attributable to common shareholders of $16.0 million, or $0.36 per diluted share and $0.37 per basic share, for the quarter ended December 31, 2011, compared with income attributable to common shareholders of $12.8 million, or $0.29 per diluted share and $0.30 per basic share, for the quarter ended December 31, 2010. Total revenue for the fourth quarter of 2011 was $59.4 million, an increase of 14.7% from $51.8 million for the fourth quarter of 2010.
The fourth quarter 2010 results included an after-tax expense of approximately $0.06 per share associated primarily with the offering of Cohen & Steers Select Preferred and Income Fund, Inc., a closed-end mutual fund, and an after-tax gain of approximately $0.03 per share due to recoveries on the sale of securities. After adjusting for these items, earnings per share would have been $0.32 for the quarter ended December 31, 2010.
For the year ended December 31, 2011, the company recorded income attributable to common shareholders of $54.3 million, or $1.23 per diluted share and $1.26 per basic share, compared with income attributable to common shareholders of $46.4 million, or $1.07 per diluted share and $1.09 per basic share, for the year ended December 31, 2010. The 2010 results included after-tax gains of approximately $0.17 per share primarily due to recoveries on the sale of securities and the above mentioned after-tax expense of approximately $0.06 per share. After adjusting for these items, earnings per share would have been $0.96 for the year ended December 31, 2010.
Assets Under Management
Assets under management were $41.3 billion as of December 31, 2011, an increase of 6.9% from $38.6 billion at September 30, 2011 and an increase of 19.8% from $34.5 billion at December 31, 2010. The increase from September 30, 2011 was due to market appreciation of $3.7 billion, partially offset by net outflows of $1.1 billion, primarily from global/international real estate strategies. The increase from December 31, 2010 was due to net inflows of $7.4 billion, primarily into U.S. real estate strategies, partially offset by market depreciation of $598 million. Average assets under management were $40.3 billion for the quarter ended December 31, 2011, a decrease of 6.0% from $42.9 billion for the quarter ended September 30, 2011 and an increase of 22.8% from $32.8 billion for the quarter ended December 31, 2010.
Assets under management for institutional accounts were $25.4 billion as of December 31, 2011, an increase of 5.6% from $24.0 billion at September 30, 2011 and an increase of 29.3% from $19.6 billion at December 31, 2010. The increase from September 30, 2011 was due to market appreciation of $2.5 billion, partially offset by net outflows of $1.1 billion, primarily from subadvisory relationships. The increase from December 31, 2010 was due to net inflows of $6.0 billion, primarily from subadvisory relationships, partially offset by market depreciation of $284 million. Average assets under management for institutional accounts were $24.9 billion for the quarter ended December 31, 2011, a decrease of 7.0% from $26.8 billion for the quarter ended September 30, 2011 and an increase of 33.5% from $18.7 billion for the quarter ended December 31, 2010.
Assets under management for open-end mutual funds were $9.6 billion as of December 31, 2011, an increase of 11.7% from $8.6 billion at September 30, 2011 and an increase of 13.4% from $8.5 billion at December 31, 2010. The increase from September 30, 2011 was due to market appreciation of $916 million and net inflows of $91 million. The increase from December 31, 2010 was due to net inflows of $1.3 billion, partially offset by market depreciation of $152 million. Average assets under management for open-end mutual funds were $9.2 billion for the quarter ended December 31, 2011, a decrease of 4.2% from $9.6 billion for the quarter ended September 30, 2011 and an increase of 14.7% from $8.0 billion for the quarter ended December 31, 2010.
Assets under management for closed-end mutual funds were $6.3 billion as of December 31, 2011, an increase of 5.1% from $6.0 billion at September 30, 2011 and a decrease of 1.1% from $6.4 billion at December 31, 2010. The increase from September 30, 2011 was due to market appreciation of $365 million, partially offset by net outflows of $59 million. The decrease from December 31, 2010 was due to market depreciation of $162 million, partially offset by net inflows of $94 million. Average assets under management for closed-end mutual funds were $6.2 billion for the quarter ended December 31, 2011, a decrease of 4.5% from $6.5 billion for the quarter ended September 30, 2011 and an increase of 0.7% from $6.1 billion for the quarter ended December 31, 2010.

Financial Highlights (Unaudited)

(in thousands, except per share data or as noted)	Three Months Ended		Year Ended
	December 31, 2011	September 30, 2011	December 31, 2011	December 31, 2010
Revenue	$59,416	$61,616	$237,246	$183,738
Expenses	$36,617	$39,219	$150,242	$130,952
Operating income	$22,799	$22,397	$87,004	$52,786
Operating margin	38.4%	36.3%	36.7%	28.7%
Total non-operating income (loss)	$2,409	$(4,833)	$(143)	$12,708
Net income attributable to common shareholders	$16,047	$9,606	$54,307	$46,397
Diluted earnings per share attributable to common shareholders	$0.36	$0.22	$1.23	$1.07
Assets under management, end of period (in millions)	$41,284	$38,617	$41,284	$34,462
Average assets under management for period (in millions)	$40,286	$42,852	$40,039	$28,428
Total revenue for the fourth quarter of 2011 was $59.4 million, a decrease of 3.6% from $61.6 million for the third quarter of 2011, as lower average assets under management were partially offset by an increase in the effective fee rate. Operating expenses for the fourth quarter of 2011 were $36.6 million, a decrease of 6.6% from $39.2 million for the third quarter of 2011, primarily due to decreases in employee compensation and benefits, distribution and service fees and general and administrative expenses. Operating income was $22.8 million for the three months ended December 31, 2011, compared with operating income of $22.4 million for the three months ended September 30, 2011. The company's operating margin increased to 38.4% for the fourth quarter of 2011, compared with 36.3% for the three months ended September 30, 2011, due to decreases in operating expenses. Non-operating income was $2.4 million for the three months ended December 31, 2011, compared with a non-operating loss of $4.8 million for the three months ended September 30, 2011, primarily due to gains from the company's seed investments.
Balance Sheet Information
As of December 31, 2011, cash, cash equivalents and investments were $184 million. As of December 31, 2011, stockholders' equity was $231 million and the company had no long-term or short-term debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, January 26, 2012 at 11:00 a.m. (ET) to discuss the company's fourth quarter and full year results. Investors and analysts can access the live conference call by dialing (800) 769-9015 (U.S.) or (212) 231-2912 (international); passcode: 21574301. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on January 26, 2012 and can be accessed at (800) 633-8284 (U.S.) or (402) 977-9140 (international); passcode: 21574301. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Corporate Info." The webcast will be archived on the website for two weeks.

About Cohen & Steers
Cohen & Steers is a manager of portfolios specializing in U.S. and international real estate securities, large cap value stocks, listed infrastructure and utilities, and preferred securities. The company also manages alternative investment strategies such as hedged real estate securities portfolios and private real estate multimanager strategies for qualified investors. Headquartered in New York City, with offices in London, Brussels, Hong Kong, Tokyo and Seattle, Cohen & Steers serves individual and institutional investors through a broad range of investment vehicles.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.
Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2010, which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2011	September 30, 2011	December 31, 2010	September 30, 2011	December 31, 2010
Revenue
Investment advisory and administration fees	$55,310	$58,048	$48,008
Distribution and service fees	2,260	2,457	2,419
Portfolio consulting and other	1,846	1,111	1,363
Total revenue	59,416	61,616	51,790	(3.6%)	14.7%
Expenses
Employee compensation and benefits	20,694	21,873	20,198
Distribution and service fees	5,758	6,205	8,425
General and administrative	8,380	9,365	8,683
Depreciation and amortization	1,296	1,279	1,138
Amortization, deferred commissions	489	497	293
Total expenses	36,617	39,219	38,737	(6.6%)	(5.5%)
Operating income	22,799	22,397	13,053	1.8%	74.7%
Non-operating income
Interest and dividend income - net	269	260	182
Gain from trading securities - net	495	21	—
Gain (loss) from available-for-sale securities - net	154	(368)	1,961
Equity in earnings (losses) of affiliates	1,614	(5,248)	2,825
Other	(123)	502	166
Total non-operating income (loss)	2,409	(4,833)	5,134	*	(53.1%)
Income before provision for income taxes	25,208	17,564	18,187	43.5%	38.6%
Provision for income taxes	9,134	8,022	5,436
Net income	16,074	9,542	12,751	68.5%	26.1%
Less: Net (income) loss attributable to redeemable noncontrolling interest	(27)	64	—
Net income attributable to common shareholders	$16,047	$9,606	$12,751	67.1%	25.8%

Earnings per share attributable to common shareholders
Basic	$0.37	$0.22	$0.30	67.0%	24.5%
Diluted	$0.36	$0.22	$0.29	67.0%	24.3%
Weighted average shares outstanding
Basic	43,249	43,237	42,770
Diluted	44,141	44,133	43,608

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Year Ended
	December 31, 2011	December 31, 2010	% Change
Revenue
Investment advisory and administration fees	$221,879	$169,844
Distribution and service fees	9,718	9,078
Portfolio consulting and other	5,649	4,816
Total revenue	237,246	183,738	29.1%
Expenses
Employee compensation and benefits	84,371	71,658
Distribution and service fees	23,867	22,631
General and administrative	35,204	31,173
Depreciation and amortization	5,056	4,531
Amortization, deferred commissions	1,744	959
Total expenses	150,242	130,952	14.7%
Operating income	87,004	52,786	64.8%
Non-operating income
Interest and dividend income - net	1,068	1,453
Gain (loss) from trading securities - net	39	(182)
Gain from available-for-sale securities - net	376	7,564
Equity in (losses) earnings of affiliates	(3,021)	3,010
Other	1,395	863
Total non-operating (loss) income	(143)	12,708	*
Income before provision for income taxes	86,861	65,494	32.6%
Provision for income taxes	32,584	19,089
Net income	54,277	46,405	17.0%
Less: Net loss (income) attributable to redeemable noncontrolling interest	30	(8)
Net income attributable to common shareholders	$54,307	$46,397	17.0%

Earnings per share attributable to common shareholders
Basic	$1.26	$1.09	15.8%
Diluted	$1.23	$1.07	15.1%
Weighted average shares outstanding
Basic	43,190	42,715
Diluted	43,975	43,227

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	December 31, 2011	September 30, 2011	December 31, 2010	September 30, 2011	December 31, 2010
Institutional Accounts
Assets under management, beginning of period	$24,026	$27,292	$17,698
Inflows	498	2,817	1,411
Outflows	(1,598)	(1,453)	(592)
Net (outflows) inflows	(1,100)	1,364	819
Market appreciation (depreciation)	2,454	(4,630)	1,108
Total increase (decrease)	1,354	(3,266)	1,927
Assets under management, end of period	$25,380	$24,026	$19,625	5.6%	29.3%
Average assets under management for period	$24,932	$26,804	$18,671	(7.0%)	33.5%

Open-End Mutual Funds
Assets under management, beginning of period	$8,612	$10,213	$7,638
Inflows	908	1,048	880
Outflows	(817)	(892)	(547)
Net inflows	91	156	333
Market appreciation (depreciation)	916	(1,757)	513
Total increase (decrease)	1,007	(1,601)	846
Assets under management, end of period	$9,619	$8,612	$8,484	11.7%	13.4%
Average assets under management for period	$9,170	$9,574	$7,994	(4.2%)	14.7%

Closed-End Mutual Funds
Assets under management, beginning of period	$5,979	$6,809	$5,903
Inflows	—	—	299
Outflows	(59)	—	(60)
Net (outflows) inflows	(59)	—	239
Market appreciation (depreciation)	365	(830)	211
Total increase (decrease)	306	(830)	450
Assets under management, end of period	$6,285	$5,979	$6,353	5.1%	(1.1%)
Average assets under management for period	$6,184	$6,474	$6,144	(4.5%)	0.7%

Total
Assets under management, beginning of period	$38,617	$44,314	$31,239
Inflows	1,406	3,865	2,590
Outflows	(2,474)	(2,345)	(1,199)
Net (outflows) inflows	(1,068)	1,520	1,391
Market appreciation (depreciation)	3,735	(7,217)	1,832
Total increase (decrease)	2,667	(5,697)	3,223
Assets under management, end of period	$41,284	$38,617	$34,462	6.9%	19.8%
Average assets under management for period	$40,286	$42,852	$32,809	(6.0%)	22.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Year Ended
	December 31, 2011	December 31, 2010	% Change
Institutional Accounts
Assets under management, beginning of period	$19,625	$12,954
Inflows	9,841	6,116
Outflows	(3,802)	(2,327)
Net inflows	6,039	3,789
Market (depreciation) appreciation	(284)	2,882
Total increase	5,755	6,671
Assets under management, end of period	$25,380	$19,625	29.3%
Average assets under management for period	$24,175	$15,690	54.1%

Open-End Mutual Funds
Assets under management, beginning of period	$8,484	$6,285
Inflows	4,278	2,915
Outflows	(2,991)	(2,117)
Net inflows	1,287	798
Market (depreciation) appreciation	(152)	1,401
Total increase	1,135	2,199
Assets under management, end of period	$9,619	$8,484	13.4%
Average assets under management for period	$9,342	$6,984	33.8%

Closed-End Mutual Funds
Assets under management, beginning of period	$6,353	$5,546
Inflows	153	340
Outflows	(59)	(79)
Net inflows	94	261
Market (depreciation) appreciation	(162)	546
Total (decrease) increase	(68)	807
Assets under management, end of period	$6,285	$6,353	(1.1%)
Average assets under management for period	$6,522	$5,754	13.3%

Total
Assets under management, beginning of period	$34,462	$24,785
Inflows	14,272	9,371
Outflows	(6,852)	(4,523)
Net inflows	7,420	4,848
Market (depreciation) appreciation	(598)	4,829
Total increase	6,822	9,677
Assets under management, end of period	$41,284	$34,462	19.8%
Average assets under management for period	$40,039	$28,428	40.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	December 31, 2011	September 30, 2011	December 31, 2010	September 30, 2011	December 31, 2010
Subadvisory
Assets under management, beginning of period	$18,266	$20,132	$11,886
Inflows	349	2,718	1,196
Outflows	(1,429)	(1,161)	(444)
Net (outflows) inflows	(1,080)	1,557	752
Market appreciation (depreciation)	1,887	(3,423)	696
Total increase (decrease)	807	(1,866)	1,448
Assets under management, end of period	$19,073	$18,266	$13,334	4.4%	43.0%
Average assets under management for period	$18,795	$20,233	$12,712	(7.1%)	47.9%

Advisory
Assets under management, beginning of period	$5,760	$7,160	$5,812
Inflows	149	99	215
Outflows	(169)	(292)	(148)
Net (outflows) inflows	(20)	(193)	67
Market appreciation (depreciation)	567	(1,207)	412
Total increase (decrease)	547	(1,400)	479
Assets under management, end of period	$6,307	$5,760	$6,291	9.5%	0.3%
Average assets under management for period	$6,137	$6,571	$5,959	(6.6%)	3.0%

Total Institutional Accounts
Assets under management, beginning of period	$24,026	$27,292	$17,698
Inflows	498	2,817	1,411
Outflows	(1,598)	(1,453)	(592)
Net (outflows) inflows	(1,100)	1,364	819
Market appreciation (depreciation)	2,454	(4,630)	1,108
Total increase (decrease)	1,354	(3,266)	1,927
Assets under management, end of period	$25,380	$24,026	$19,625	5.6%	29.3%
Average assets under management for period	$24,932	$26,804	$18,671	(7.0%)	33.5%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Year Ended
	December 31, 2011	December 31, 2010	% Change
Subadvisory
Assets under management, beginning of period	$13,334	$8,024
Inflows	9,018	4,976
Outflows	(3,074)	(1,567)
Net inflows	5,944	3,409
Market (depreciation) appreciation	(205)	1,901
Total increase	5,739	5,310
Assets under management, end of period	$19,073	$13,334	43.0%
Average assets under management for period	$17,515	$10,029	74.6%

Advisory
Assets under management, beginning of period	$6,291	$4,930
Inflows	823	1,140
Outflows	(728)	(760)
Net inflows	95	380
Market (depreciation) appreciation	(79)	981
Total increase	16	1,361
Assets under management, end of period	$6,307	$6,291	0.3%
Average assets under management for period	$6,660	$5,661	17.6%

Total Institutional Accounts
Assets under management, beginning of period	$19,625	$12,954
Inflows	9,841	6,116
Outflows	(3,802)	(2,327)
Net inflows	6,039	3,789
Market (depreciation) appreciation	(284)	2,882
Total increase	5,755	6,671
Assets under management, end of period	$25,380	$19,625	29.3%
Average assets under management for period	$24,175	$15,690	54.1%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	December 31, 2011	September 30, 2011	December 31, 2010	September 30, 2011	December 31, 2010
U.S. Real Estate
Assets under management, beginning of period	$16,099	$16,545	$9,343
Inflows	749	3,041	854
Outflows	(513)	(645)	(375)
Net inflows	236	2,396	479
Market appreciation (depreciation)	2,170	(2,842)	684
Total increase (decrease)	2,406	(446)	1,163
Assets under management, end of period	$18,505	$16,099	$10,506	14.9%	76.1%
Average assets under management for period	$17,339	$17,286	$9,924	0.3%	74.7%

Global / International Real Estate
Assets under management, beginning of period	$13,734	$17,973	$14,203
Inflows	343	384	953
Outflows	(1,624)	(1,400)	(448)
Net (outflows) inflows	(1,281)	(1,016)	505
Market appreciation (depreciation)	956	(3,223)	730
Total (decrease) increase	(325)	(4,239)	1,235
Assets under management, end of period	$13,409	$13,734	$15,438	(2.4%)	(13.1%)
Average assets under management for period	$13,822	$16,274	$14,780	(15.1%)	(6.5%)

Large Cap Value Stocks
Assets under management, beginning of period	$3,470	$4,073	$3,394
Inflows	145	144	209
Outflows	(116)	(172)	(222)
Net inflows (outflows)	29	(28)	(13)
Market appreciation (depreciation)	377	(575)	292
Total increase (decrease)	406	(603)	279
Assets under management, end of period	$3,876	$3,470	$3,673	11.7%	5.5%
Average assets under management for period	$3,718	$3,739	$3,534	(0.6%)	5.2%

Global Infrastructure
Assets under management, beginning of period	$2,919	$3,260	$2,641
Inflows	17	14	203
Outflows	(73)	(22)	(69)
Net (outflows) inflows	(56)	(8)	134
Market appreciation (depreciation)	147	(333)	95
Total increase (decrease)	91	(341)	229
Assets under management, end of period	$3,010	$2,919	$2,870	3.1%	4.9%
Average assets under management for period	$2,970	$3,073	$2,756	(3.4%)	7.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	December 31, 2011	September 30, 2011	December 31, 2010	September 30, 2011	December 31, 2010
Preferred Securities
Assets under management, beginning of period	$1,803	$1,775	$928
Inflows	152	246	371
Outflows	(52)	(73)	(21)
Net inflows	100	173	350
Market appreciation (depreciation)	61	(145)	14
Total increase	161	28	364
Assets under management, end of period	$1,964	$1,803	$1,292	8.9%	52.0%
Average assets under management for period	$1,894	$1,819	$1,110	4.1%	70.6%

Other
Assets under management, beginning of period	$592	$688	$730
Inflows	—	36	—
Outflows	(96)	(33)	(64)
Net (outflows) inflows	(96)	3	(64)
Market appreciation (depreciation)	24	(99)	17
Total decrease	(72)	(96)	(47)
Assets under management, end of period	$520	$592	$683	(12.2%)	(23.9%)
Average assets under management for period	$543	$661	$705	(17.9%)	(23.0%)

Total
Assets under management, beginning of period	$38,617	$44,314	$31,239
Inflows	1,406	3,865	2,590
Outflows	(2,474)	(2,345)	(1,199)
Net (outflows) inflows	(1,068)	1,520	1,391
Market appreciation (depreciation)	3,735	(7,217)	1,832
Total increase (decrease)	2,667	(5,697)	3,223
Assets under management, end of period	$41,284	$38,617	$34,462	6.9%	19.8%
Average assets under management for period	$40,286	$42,852	$32,809	(6.0%)	22.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Year Ended
	December 31, 2011	December 31, 2010	% Change
U.S. Real Estate
Assets under management, beginning of period	$10,506	$8,012
Inflows	9,506	2,224
Outflows	(1,979)	(1,772)
Net inflows	7,527	452
Market appreciation	472	2,042
Total increase	7,999	2,494
Assets under management, end of period	$18,505	$10,506	76.1%
Average assets under management for period	$15,043	$8,847	70.0%

Global / International Real Estate
Assets under management, beginning of period	$15,438	$10,401
Inflows	2,964	4,779
Outflows	(4,010)	(1,903)
Net (outflows) inflows	(1,046)	2,876
Market (depreciation) appreciation	(983)	2,161
Total (decrease) increase	(2,029)	5,037
Assets under management, end of period	$13,409	$15,438	(13.1%)
Average assets under management for period	$15,789	$12,193	29.5%

Large Cap Value Stocks
Assets under management, beginning of period	$3,673	$2,550
Inflows	710	1,454
Outflows	(523)	(632)
Net inflows	187	822
Market appreciation	16	301
Total increase	203	1,123
Assets under management, end of period	$3,876	$3,673	5.5%
Average assets under management for period	$3,805	$3,136	21.3%

Global Infrastructure
Assets under management, beginning of period	$2,870	$2,577
Inflows	291	246
Outflows	(120)	(104)
Net inflows	171	142
Market (depreciation) appreciation	(31)	151
Total increase	140	293
Assets under management, end of period	$3,010	$2,870	4.9%
Average assets under management for period	$3,057	$2,590	18.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Year Ended
	December 31, 2011	December 31, 2010	% Change
Preferred Securities
Assets under management, beginning of period	$1,292	$745
Inflows	887	468
Outflows	(200)	(37)
Net inflows	687	431
Market (depreciation) appreciation	(15)	116
Total increase	672	547
Assets under management, end of period	$1,964	$1,292	52.0%
Average assets under management for period	$1,698	$878	93.4%

Other
Assets under management, beginning of period	$683	$500
Inflows	46	200
Outflows	(152)	(75)
Net (outflows) inflows	(106)	125
Market (depreciation) appreciation	(57)	58
Total (decrease) increase	(163)	183
Assets under management, end of period	$520	$683	(23.9%)
Average assets under management for period	$647	$784	(17.5%)

Total
Assets under management, beginning of period	$34,462	$24,785
Inflows	14,404	9,371
Outflows	(6,984)	(4,523)
Net inflows	7,420	4,848
Market (depreciation) appreciation	(598)	4,829
Total increase	6,822	9,677
Assets under management, end of period	$41,284	$34,462	19.8%
Average assets under management for period	$40,039	$28,428	40.8%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Advisement (Unaudited)
(in millions)
	As of
	December 31, 2011	September 30, 2011	December 31, 2010

Exchange Traded Funds	$2,380	$2,163	$2,284

Model-Based Strategies	$2,009	$902	$555

Unit Investment Trusts	$1,233	$1,243	$1,428

Total	$5,622	$4,308	$4,267

Note: Assets under advisement are defined as assets for which the company does not provide active management.